LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2001

Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND
SERIES III, IV, V, VI AND VII

  "Taking a more defensive stance at the beginning of the period, we established overweighted positions, relative to the S&P 500, in the financial and health care sectors, which worked well for the fund."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
LARGEST HOLDINGS
12
PORTFOLIO OF
INVESTMENTS
23
FINANCIAL STATEMENTS
27
FINANCIAL HIGHLIGHTS
30
NOTES TO
FINANCIAL STATEMENTS
AT A GLANCE


 KEMPER RETIREMENT FUND
 SERIES III-VII TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001 (UNADJUSTED FOR ANY SALES
 CHARGE)

 .......................................................
    SERIES III                               -2.12%
 .......................................................
    SERIES IV                                -0.50%
 .......................................................
    SERIES V                                 -0.59%
 .......................................................
    SERIES VI                                 1.27%
 .......................................................
    SERIES VII                                3.82%
 .......................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED (IF BEFORE MATURITY DATE), MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/01   7/31/00
 .........................................................
    SERIES III                      $ 9.54    $11.09
 .........................................................
    SERIES IV                       $ 9.90    $11.08
 .........................................................
    SERIES V                        $ 9.24    $10.55
 .........................................................
    SERIES VI                       $10.72    $11.70
 .........................................................
    SERIES VII                      $11.24    $11.60
 .........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001, KEMPER RETIREMENT FUND SERIES III-VII MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            INCOME     LONG-TERM
                           DIVIDEND   CAPITAL GAIN
 ......................................................
    SERIES III              $0.38        $0.90
 ......................................................
    SERIES IV               $0.31        $0.78
 ......................................................
    SERIES V                $0.35        $0.86
 ......................................................
    SERIES VI               $0.32        $0.78
 ......................................................
    SERIES VII              $0.38        $0.41
 ......................................................

TERMS TO KNOW

FACE VALUE The dollar amount repaid to the bondholder on the maturity date. Sometimes called "par value."
MATURITY The date upon which a debt or bond becomes due for payment to the bondholder.

PRICE-TO-EARNINGS RATIO (P/E) A price-to-earnings ratio, often referred to as "P/E" or a "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

PRINCIPAL VALUE The original dollar amount invested by a bondholder.

VALUATION The level at which an asset or a company is trading, or the analytical technique used to determine the value of the asset or company.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably late last year, and the next few months are likely to be a white-knuckle ride as a result. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board were standing on the sidelines. Fortunately, that's not the case. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes the Fed will cut rates as much as necessary to keep the economy from slipping into recession. That will very likely include, but not be limited to, another rate cut at the Fed's next meeting on March 20. In addition, stimulative fiscal policy has become close to a certainty. President Bush is pushing his tax cut program. Congress will quibble and fight over the details, but the Democratic leadership has come out publicly for lower taxes. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January 25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks 2001 presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investment has soared from under 10 percent of the economy to 15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (2/28/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.10                   5.80                   6.50                   5.00
Prime rate (2)                                  8.50                   9.50                   8.75                   7.75
Inflation rate (3)*                             3.70                   3.60                   2.80                   1.70
The U.S. dollar (4)                             6.40                   5.10                   2.30                  -1.70
Capital goods orders (5)*                       1.90                  13.20                  11.40                   8.70
Industrial production (5)*                      2.40                   5.70                   5.70                   3.00
Employment growth (6)                           1.40                   1.90                   2.00                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 1/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent in the middle of last year to about 5 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to

ECONOMIC OVERVIEW

come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from just under 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc. Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF MARCH 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[MCCORMICK PHOTO]

TRACY MCCORMICK JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. MCCORMICK RECEIVED BOTH HER BACHELOR OF ARTS AND HER MASTER OF BUSINESS ADMINISTRATION DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE CONTRIBUTES MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. [LANGABAUM PHOTO]

[DOLAN PHOTO]
PORTFOLIO MANAGERS GARY LANGBAUM AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. LANGBAUM, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., JOINED THE ORGANIZATION IN 1988. HE IS A CHARTERED FINANCIAL ANALYST WHO CONTRIBUTES MORE THAN 28 YEARS OF INDUSTRY EXPERIENCE TO THE FUND. A SPECIALIST IN FIXED- INCOME INVESTING, SCOTT DOLAN IS A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC., HIS EMPLOYER SINCE 1989.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE



                             AGAINST A BACKDROP OF CONTINUED STOCK MARKET
                             VOLATILITY AND GROWING ACCEPTANCE THAT THE U.S. ECONOMY WAS SLOWING, SEVERAL NOTABLE TRENDS EMERGED DURING THE SEMIANNUAL PERIOD, PROVIDING NEEDED DIRECTION TO INVESTORS. HERE, LEAD PORTFOLIO MANAGER TRACY MCCORMICK TELLS HOW SHE AND HER TEAM SOUGHT TO POSITION THE KEMPER RETIREMENT FUND PORTFOLIOS TO BENEFIT, AND HOW THEY FARED AFTER A SURPRISING JANUARY MARKET REVERSAL.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF PERFORMANCE DURING THE SEMIANNUAL
PERIOD -- AUGUST 1, 2000, THROUGH JANUARY 31, 2001?

A     Performance of the Kemper Retirement Fund portfolios ranged from a loss of
2.12 percent (Series III) to a gain of 3.82 percent (Series VII), unadjusted for any sales charges, for the six months ended January 31, 2001. This compares with a loss of 3.99 percent by the Standard & Poor's 500 stock index.

  We're gratified by the portfolios' outperformance relative to the S&P 500. As you're aware, Kemper Retirement Fund portfolios invest in both stocks and zero-coupon U.S. Treasury bonds. The primary purpose of the bonds is to provide investors a guaranteed return of their original investment upon maturity (see Terms To Know on page 2), in accordance with the fund's objective.* However, they also help mitigate volatility within the portfolios. The semiannual period was one characterized by wild swings in the market, and the stability of these bonds helped to offset disappointing returns in some of the fund's equity holdings.

* REMEMBER THAT THE GUARANTEED RETURN OF PRINCIPAL APPLIES ONLY TO SHAREHOLDERS WHO HOLD THEIR INVESTMENTS UNTIL MATURITY AND REINVEST ALL DIVIDENDS. PLEASE SEE THE PROSPECTUS FOR DETAILS.

Q     WILL YOU PROVIDE AN OVERVIEW OF THE INVESTMENT ENVIRONMENT AND MANAGEMENT
ACTIVITY THROUGHOUT THE PERIOD?

A     Several notable trends emerged during the semiannual period that helped provide direction to investors who had long sought signs to point them to their next moves. Weary of the wild volatility that had rocked the markets since the crash of the Nasdaq Composite in March, and worried about a pronounced U.S. economic slowdown, investors turned away from technology and other high-P/E (see Terms To Know on page 2) stocks. Instead, they gravitated toward classically defensive plays, such as health care and financial stocks. Then in January 2001, following a highly unusual interim rate cut by the Federal Reserve, the markets experienced nearly a complete turnabout. Lower interest rates are viewed as positive for the stock market. Investors returned their attention to technology stocks once again, driving up many of the names that had been beaten down in the latter half of 2000. Conversely, many of the previously top-performing names in the health care and financial sectors dipped sharply.

  Taking a more defensive stance at the beginning of the period, we established overweighted positions, relative to the S&P 500, in the financial and health care sectors, which worked well for the fund.

PERFORMANCE UPDATE

Within financials, we trimmed some consumer finance names to create room for more banks, including Bank of America and Mellon Bank. In health care, we added many new names based on improving fundamentals and accelerating earnings growth, and added to existing positions in medical supply companies, such as Baxter International, which was among the portfolios' top 10 holdings, and Abbott Labs. We remained underweighted in technology but committed to holdings in semiconductors and PCs, where falling valuations (see Terms To Know on page 2) provided some excellent buying opportunities. New purchases during the period included Hewlett-Packard.

  When the markets reversed in January, however, that positioning proved detrimental. While financial stocks tend to do well in a falling-interest-rate environment, they were hit hard in January. Adept stock selection did not shield us from losses in health care. And, because of our underweighted position, we were simply unable to fully benefit from the bounce in technology. On balance, our overweighted position in consumer cyclicals, notably in retail names, helped the fund preserve value during this last, difficult month of the period.

Q     IF THE EQUITY PORTIONS OF THE PORTFOLIOS ARE SUBSTANTIALLY SIMILAR, WHY
DIDN'T EACH PORTFOLIO PRODUCE THE SAME RETURN?

A     Each of the Kemper Retirement Fund portfolios has a different maturity date. That means that a different proportion of each portfolio must be invested in zero-coupon bonds to ensure the return of original investment at maturity. Here's how it works.

  Zeros, as they are often called, are debt obligations of the U.S. government. As such, they are backed by a federal government guarantee. Like most other bonds, zeros tend to carry lower price tags when interest rates are high and, conversely, higher price tags when interest rates are low. The reason is that accrued interest makes up the difference between the purchase price and the bond's face value (see Terms To Know on page 2) at maturity. Because the portfolios began operating at various times and within different interest-rate environments, the allocation of assets among stocks and bonds varies among the portfolios.

  For example, at the time we launched Kemper Retirement Fund -- Series III, interest rates were high. Fewer bonds, therefore, were needed to support the guarantee, freeing more assets to invest in the stock market. Series VII, on the other hand, began operating in a low-interest-rate environment. A greater percentage of the portfolio then had to be invested in bonds. While we typically buy the same stocks for each of the Kemper Retirement Fund portfolios (as cash flow permits), naturally those with a larger allocation of assets in stocks have a greater opportunity for growth and higher returns. Ironically, during this period, the reverse held true: those portfolios with a higher percentage of stocks actually did worse, due to significant stock market losses during the period.

Q     WILL YOU EXPLAIN IN GREATER DETAIL WHAT ZERO-COUPON BONDS ARE AND HOW THEY
WORK?

A     Zero-coupon bonds are a type of U.S. Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

  The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be very volatile. Their principal value (see Terms To Know on page 2) tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q     WHAT WORKED ESPECIALLY WELL FOR THE PORTFOLIOS? WHAT DIDN'T?

A     Financial stocks, which were a haven for investors looking to escape the relatively higher-risk sectors at the tail end of 2000, performed exceptionally well for the first five months of the six-month period. Notably, we took profits in Washington Mutual, a savings and loan. We also benefited strongly from recent investments in consumer finance firms, such as Household International and Capital One Financial, and property and casualty firms, such as Hartford Financial Service Group.

  Many health care holdings also did well. The sector was under some pricing pressure last year, when the uncertain outcome of the U.S. presidential election threw into question

PERFORMANCE UPDATE

the future of drug benefits and other health care policies. Working together with our research analysts, we were able to identify which stocks were poised for growth regardless of the election's outcome. Medical supply and specialty pharmaceutical companies with new products or newly won patents, such as Baxter and Alza, made expected strides.

  Suffice it to say that just about everything that worked well during the first five months of the period failed to shield the portfolios from losses in January. In a complete reversal, investors abandoned more defensive names, motivated primarily by profit taking in sectors that had done well and bargain hunting among technology stocks that had been beaten down.

Q     WHAT IS YOUR OUTLOOK FOR INVESTING IN THE COMING MONTHS AND, GIVEN THAT,
HOW WILL YOU SEEK TO POSITION THE PORTFOLIOS?

A     We are optimistic about the investment environment of the near future.
What we've experienced recently -- a market without consensus -- is the toughest to navigate. We believe that much of the volatility we've seen has been a result of whipsawing opinion regarding the direction of the U.S. economy. Recently, there seems to be increasing conviction that the economy will continue to slow. As we mentioned earlier, just after the New Year, the Fed announced the first of what is likely to be a series of rate cuts. Shortly thereafter, newly inaugurated President George W. Bush announced his plans for a tax cut.

  In our view, the consumer will be the immediate beneficiary of shrinking interest and tax rates. Therefore, we will be actively seeking opportunities within the retail sector. Falling interest rates tend to be favorable for financial stocks as well. Insurance companies -- specifically property and casualty firms, which are currently going through an affirming pricing cycle -- should do well.

  Finally, we will continue to remain underweighted in technology until we find reasons for greater conviction. While we believe that the semiconductor industry will rebound from the recent declining demand for computer hardware and microchips integral to cellular and wireless communications equipment and other goods, we are skeptical about the imminent growth of other technology subsectors. The problem is one of excess infrastructure and inventory that has resulted from the many young Internet and telecommunications companies whose business models proved not to be viable, despite generous Wall Street backing. Accordingly, we will continue to seek attractive opportunities within the semiconductor and PC subsectors. We will not return to the telecommunications and optics industries, however, until we see inventory levels reduced, cost-reduction measures instituted and realistic valuations implemented.

 IMPORTANT INFORMATION FOR SHAREHOLDERS: HOW THE KEMPER RETIREMENT FUND ASSURANCE WORKS

 Kemper Retirement Fund invests in a combination of U.S. government zero-coupon bonds and equity securities, primarily growth stocks. If shares are held to maturity (see page 30 for maturity dates) and all dividends are reinvested, shareholders are assured of receiving their original investment at maturity, plus any returns that the stocks in the portfolio have earned. You may redeem your investment on any business day at the then-current net asset value. Keep in mind that shares redeemed prior to maturity do not benefit from this assurance. Also, if you do not reinvest all dividends, this assurance does not apply. Shares will fluctuate in value.

LARGEST HOLDINGS

THE FUND'S LARGEST STOCK HOLDINGS*
Percentages based on the fund's total market value as of January 31, 2001

                        HOLDINGS            SERIES III      SERIES IV      SERIES V      SERIES VI      SERIES VII
-------------------------------------------------------------------------------------------------------------------
1.                GENERAL ELECTRIC             1.9%           1.7%           2.2%          1.8%            1.2%
-------------------------------------------------------------------------------------------------------------------
2.                PFIZER                       1.7%           1.4%           1.6%          1.4%            1.0%
-------------------------------------------------------------------------------------------------------------------
3.                WAL-MART                     1.3%           1.2%           1.3%          1.1%            0.8%
-------------------------------------------------------------------------------------------------------------------
4.                UNITED                       1.2%           1.1%           1.3%          1.0%            0.7%
                  TECHNOLOGIES
-------------------------------------------------------------------------------------------------------------------
5.                CITIGROUP                    1.3%           1.1%           1.3%          0.9%            0.7%
-------------------------------------------------------------------------------------------------------------------
6.                BAXTER                       1.2%           1.1%           1.2%          1.0%            0.7%
                  INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------
7.                MICROSOFT                    1.2%           1.1%           1.1%          1.0%            0.8%
-------------------------------------------------------------------------------------------------------------------
8.                EXXON MOBIL                  1.2%           0.9%           1.2%          1.0%            0.7%
-------------------------------------------------------------------------------------------------------------------
9.                INTEL                        1.0%           1.0%           1.0%          0.8%            0.7%
-------------------------------------------------------------------------------------------------------------------
10.               AMERICAN                       --           1.0%           1.1%            --            0.6%
                  INTERNATIONAL GROUP
-------------------------------------------------------------------------------------------------------------------

* THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

DESCRIPTION OF YOUR FUND'S LARGEST HOLDINGS*

             HOLDINGS
---------------------------------------------------------------------------------
1.           GENERAL ELECTRIC           A broadly diversified company with major
                                        businesses in power generators,
                                        appliances, lighting, plastics, medical
                                        systems, aircraft engines, financial
                                        services and broadcasting.
---------------------------------------------------------------------------------
2.           PFIZER                     A research-based pharmaceutical company
                                        involved in the discovery, development,
                                        manufacturing and marketing of medicines
                                        for humans and animals.
---------------------------------------------------------------------------------
3.           WAL-MART                   The world's largest retailer, the company
                                        runs approximately 4,000 discount,
                                        combination discount and grocery, and
                                        members-only warehouse stores, primarily
                                        in the United States, the UK and Mexico.
---------------------------------------------------------------------------------
4.           UNITED TECHNOLOGIES        A company that designs, develops,
                                        manufactures, sells and services
                                        mechanical products, including aircraft
                                        engines and parts, elevators, and air
                                        conditioning, heating and refrigeration
                                        systems and equipment.
---------------------------------------------------------------------------------
5.           CITIGROUP                  The largest financial services company
                                        was formed from the merger of Citicorp
                                        and Travelers Group. It offers credit
                                        card, banking, insurance and investment
                                        services in more than 100 countries.
                                        Subsidiaries include Salomon Smith Barney
                                        (brokerage), Primerica (life insurance
                                        and mutual funds) and Travelers Property
                                        Casualty.
---------------------------------------------------------------------------------
6.           BAXTER INTERNATIONAL       An international market-leader in health
                                        care that develops, manufactures and
                                        distributes a diversified line of
                                        products, systems and services used by
                                        hospitals, clinical and medical research
                                        laboratories, blood and dialysis centers,
                                        rehabilitation centers and nursing homes.
---------------------------------------------------------------------------------
7.           MICROSOFT                  A company that develops, markets and
                                        supports a variety of software, operating
                                        systems, Internet services and language
                                        and application programs.
---------------------------------------------------------------------------------
8.           EXXON MOBIL                A company engaged in the exploration,
                                        production, manufacture, transportation
                                        and sale of crude oil, natural gas and
                                        petroleum products.
---------------------------------------------------------------------------------
9.           INTEL                      A company that designs, develops,
                                        manufactures and sells advanced
                                        microcomputer components, such as
                                        semiconductors.
---------------------------------------------------------------------------------
10.          AMERICAN INTERNATIONAL     Provides a variety of insurance and
             GROUP                      insurance-related services in the United
                                        States and overseas.
---------------------------------------------------------------------------------

* THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND
SERIES III THROUGH VII
Portfolio of Investments at January 31, 2001 (Unaudited)

                                                                            SERIES III                     SERIES IV
    SHORT-TERM NOTES--1.0%, 0.4%,                                     PRINCIPAL                   PRINCIPAL
    0.9%, 0.3% AND 0.4%                 SECURITY NAME                  AMOUNT         VALUE        AMOUNT         VALUE

    REPURCHASE AGREEMENTS--0.0%, 0.4%,
    0.0%, 0.3% AND 0.4%
                                        State Street Bank
                                          Repurchase Agreement,
                                          5.60% to be repurchased
                                          at $0, $441,068, $0,
                                          $200,031 and $178,028 on
                                          02/01/2001**
                                          (Cost $0, $441,000, $0,
                                          $200,000 and $178,000)              --            --   $   441,000   $    441,000
                                        ---------------------------------------------------------------------------------------

    COMMERCIAL PAPER--1.0%, 0.0%, 0.9%
    0.0% AND 0.0%
                                        Goldman Sachs Group,
                                          5.850%***, 02/01/2001
                                          (Cost $1,000,000, $0,
                                          $1,000,000, $0 and $0)     $ 1,000,000   $ 1,000,000            --             --
                                        ---------------------------------------------------------------------------------------
    U.S. GOVERNMENT & AGENCIES--47.5%, 53.4%, 47.4%, 56.7%
    AND 67.7%
                                        U.S. Treasury, Separate
                                          Trading Registered
                                          Interest and Principal
                                          Securities, Principal
                                          only, (4.608%****,
                                          02/15/2002), (4.676%****,
                                          02/15/2003), (5.011%****,
                                          11/15/2004), (4.997%****,
                                          05/15/2006) and
                                          (5.153%****, 05/15/2008)
                                          (Cost $47,497,661,
                                          $52,281,114, $45,438,124,
                                          $31,396,594 and
                                          $29,428,904)                51,400,000    49,019,666    59,600,000     54,135,108
                                        ---------------------------------------------------------------------------------------
                                                                      NUMBER OF                   NUMBER OF
    COMMON STOCKS--51.5%, 46.2%, 51.7%, 43.0% AND 31.9%                SHARES                      SHARES
    CONSUMER DISCRETIONARY--3.6%,
    3.4%, 3.6%, 3.2% AND 2.2%

    DEPARTMENT & CHAIN STORES
                                        Costco Wholesale Corp.*           10,000       462,500         9,000        416,250
                                        Home Depot, Inc.                   4,000       192,800         4,000        192,800
                                        Kohl's Corp.*                      9,700       688,700         9,700        688,700
                                        Target Corp.                      27,000     1,025,460        24,000        911,520
                                        Wal-Mart Stores, Inc.             23,000     1,306,400        21,000      1,192,800
                                        ---------------------------------------------------------------------------------------
                                                                                     3,675,860                    3,402,070

-------------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--3.7%, 3.2%, 3.4%
    2.8% AND 2.1%

    FOOD & BEVERAGE--2.5%, 2.1%, 2.3%
      1.9% AND 1.3%
                                        Coca-Cola Co.                     14,500       841,000        13,000        754,000
                                        H.J. Heinz Co.                    20,500       897,695        14,900        652,471
                                        PepsiCo, Inc.                     19,200       846,144        16,200        713,934
                                        ---------------------------------------------------------------------------------------
                                                                                     2,584,839                    2,120,405

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

          SERIES V                      SERIES VI                    SERIES VII
     PRINCIPAL                   PRINCIPAL                   PRINCIPAL
       AMOUNT        VALUE        AMOUNT         VALUE        AMOUNT         VALUE

            --             --   $   200,000   $   200,000   $   178,000   $   178,000
-----------------------------------------------------------------------------------------

     $1,000,000   $ 1,000,000            --            --            --            --
-----------------------------------------------------------------------------------------

     60,750,000    50,321,582    44,300,000    34,124,290    44,800,000    30,921,408
-----------------------------------------------------------------------------------------
     NUMBER OF                   NUMBER OF                   NUMBER OF
       SHARES                     SHARES                      SHARES

        10,000        462,500         5,000       231,250         3,000       138,750
         4,000        192,800         2,500       120,500         1,500        72,300
         9,700        688,700         4,400       312,400         2,800       198,800
        28,000      1,063,440        11,400       432,972         6,000       227,880
        25,000      1,420,000        11,300       641,840         6,300       357,840
-----------------------------------------------------------------------------------------
                    3,827,440                   1,738,962                     995,570

-----------------------------------------------------------------------------------------

        14,000        812,000         6,500       377,000         4,000       232,000
        18,500        810,115         8,000       350,320         5,000       218,950
        18,500        815,295         9,100       401,037         4,300       189,501
-----------------------------------------------------------------------------------------
                    2,437,410                   1,128,357                     640,451

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                            SERIES III                 SERIES IV
                                                                      NUMBER OF                NUMBER OF
                                                                       SHARES       VALUE       SHARES       VALUE

    PACKAGE GOODS/
      COSMETICS--1.2%, 1.1%,
      1.1%, 0.9% AND 0.8%
                                  Colgate-Palmolive Co.                12,000     $  720,960    10,000     $  600,800
                                  Proctor & Gamble Co.                  6,800        488,512     6,800        488,512
                                  ---------------------------------------------------------------------------------------
                                                                                   1,209,472                1,089,312
-------------------------------------------------------------------------------------------------------------------------
    HEALTH--9.2%, 8.3%, 9.2%,
    7.3% AND 5.6%

    BIOTECHNOLOGY--1.3%, 1.4%,
      1.3%, 1.0% AND 0.9%
                                  Applera Corp.--Applied
                                    Biosystems Group                    6,000        504,000     5,500        462,000
                                  Biogen, Inc.*                         5,000        322,500     5,000        322,500
                                  Genzyme Corp.                         3,400        294,313     3,400        294,313
                                  Immunex Corp.*                        8,000        245,000     8,000        245,000
                                  ---------------------------------------------------------------------------------------
                                                                                   1,365,813                1,323,813

    HOSPITAL MANAGEMENT--0.5%,
      0.4%, 0.4%, 0.3% AND 0.3%
                                  Tenet Healthcare Corp.               12,500        545,250     9,800        427,476
                                  ---------------------------------------------------------------------------------------

    MEDICAL SUPPLY &
      SPECIALTY--2.9%, 2.5%,
      2.9%, 2.3% AND 1.6%
                                  Abbott Laboratories                  20,600        924,116    17,600        789,536
                                  Baxter International, Inc.           14,400      1,265,472    12,900      1,133,652
                                  Becton, Dickinson & Co.              23,500        807,930    20,200        694,476
                                  ---------------------------------------------------------------------------------------
                                                                                   2,997,518                2,617,664

    PHARMACEUTICALS--4.5%, 4.0%,
      4.6%, 3.7% AND 2.8%
                                  Allergan, Inc.                        5,400        441,450     4,700        384,225
                                  Alza Corp.*                          16,400        678,960    14,200        587,880
                                  American Home Products Corp.         10,000        591,000     9,500        561,450
                                  Eli Lilly and Co.                     6,400        504,320     5,400        425,520
                                  GlaxoSmithKline PLC (ADR)             4,800        252,240     4,800        252,240
                                  Merck & Co., Inc.                     5,000        410,900     4,500        369,810
                                  Pfizer, Inc.                         39,250      1,772,138    32,250      1,456,088
                                  ---------------------------------------------------------------------------------------
                                                                                   4,651,008                4,037,213
-------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--2.5%, 2.2%
    2.4%, 2.0% AND 1.6%

    CELLULAR TELEPHONE--0.5%,
      0.5%, 0.5%, 0.4% AND 0.4%
                                  Nokia Oyj (ADR)                      15,000        515,250    15,000        515,250
                                  ---------------------------------------------------------------------------------------

    TELEPHONE/ COMMUNICATIONS--
      2.0%, 1.7%, 1.9%, 1.6% AND
      1.2%
                                  AT&T Wireless Group*                 14,000        363,580    14,000        363,580
                                  BroadWing, Inc.*                     20,300        570,024    16,300        457,704
                                  Qwest Communications
                                    International, Inc.*               15,700        661,284    12,700        534,924
                                  SBC Communications, Inc.             10,000        483,500     8,000        386,800
                                  ---------------------------------------------------------------------------------------
                                                                                   2,078,388                1,743,008

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

         SERIES V                   SERIES VI                  SERIES VII
     NUMBER OF                NUMBER OF                NUMBER OF
      SHARES       VALUE       SHARES       VALUE       SHARES       VALUE

       12,000    $  720,960      6,000    $  360,480      3,000    $  180,240
        6,800       488,512      3,000       215,520      2,250       161,640
---------------------------------------------------------------------------------
                  1,209,472                  576,000                  341,880
---------------------------------------------------------------------------------

        6,500       546,000      3,200       268,800      1,700       142,800
        5,000       322,500      2,000       129,000      1,500        96,750
        3,900       337,594      1,800       155,813        800        69,250
        8,000       245,000      5,000       153,125      3,000        91,875
---------------------------------------------------------------------------------
                  1,451,094                  706,738                  400,675

       10,800       471,096      6,000       261,720      3,000       130,860
---------------------------------------------------------------------------------

       21,600       968,976      9,800       439,628      5,250       235,515
       14,700     1,291,836      7,000       615,160      3,450       303,186
       22,600       776,988      9,100       312,858      5,850       201,123
---------------------------------------------------------------------------------
                  3,037,800                1,367,646                  739,824

        5,400       441,450      2,800       228,900      1,300       106,275
       16,400       678,960      7,000       289,800      4,900       202,860
       10,000       591,000      4,750       280,725      2,500       147,750
        7,200       567,360      3,700       291,560      2,100       165,480
        4,800       252,240      1,800        94,590      1,450        76,197
        5,500       451,990      2,500       205,450      1,500       123,270
       38,000     1,715,700     18,000       812,700     10,500       474,075
---------------------------------------------------------------------------------
                  4,698,700                2,203,725                1,295,907
---------------------------------------------------------------------------------

       15,000       515,250      7,000       240,450      4,700       161,445
---------------------------------------------------------------------------------

       16,000       415,520      6,500       168,805      5,000       129,850
       21,300       598,104      8,600       241,488      5,200       146,016
       14,700       619,164      6,500       273,780      4,000       168,480
       10,000       483,500      6,000       290,100      2,500       120,875
---------------------------------------------------------------------------------
                  2,116,288                  974,173                  565,221

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                             SERIES III                 SERIES IV
                                                                       NUMBER OF                NUMBER OF
                                                                        SHARES       VALUE       SHARES       VALUE
    FINANCIAL--9.5%, 8.8% 9.8%,
    8.0% AND 5.8%

    BANKS--2.4%, 2.4%, 2.3%,
      2.1% AND 1.5%
                                  Bank of America Corp.                  9,000     $  484,380     9,000     $  484,380
                                  J.P. Morgan Chase & Co.               13,000        714,870    13,000        714,870
                                  Mellon Financial Corp.                11,000        512,600    11,000        512,600
                                  Wells Fargo & Co.                     15,800        813,858    14,800        762,348
                                  ----------------------------------------------------------------------------------------
                                                                                    2,525,708                2,474,198

    INSURANCE--3.7%, 3.6%, 4.1%,
      3.3% AND 2.5%
                                  Allstate Corp.                        12,000        466,560    12,000        466,560
                                  American International Group, Inc.    11,625        988,358    11,625        988,357
                                  Cigna Corp.                            6,000        666,900     5,000        555,750
                                  Hartford Financial Services Group,
                                    Inc.                                12,000        738,000    10,000        615,000
                                  Jefferson Pilot Corp.                  8,000        528,800     7,500        495,750
                                  St. Paul Companies, Inc.              10,500        504,210    11,000        528,220
                                  ----------------------------------------------------------------------------------------
                                                                                    3,892,828                3,649,637

    CONSUMER FINANCE--1.8%,
      1.4%, 1.8%, 1.3% AND 0.9%
                                  American Express Co.                  16,000        753,600    13,000        612,300
                                  Capital One Finance Corp.              5,000        315,100     4,000        252,080
                                  Household International, Inc.         10,432        599,631     8,932        513,411
                                  ----------------------------------------------------------------------------------------
                                                                                    1,668,331                1,377,791

    OTHER FINANCIAL
      COMPANIES--1.6%, 1.4%,
      1.6%, 1.3% AND 0.9%
                                  Citigroup, Inc.                       23,333      1,305,948    19,333      1,082,068
                                  Marsh & McLennan Companies, Inc.       3,500        378,525     3,000        324,450
                                  ----------------------------------------------------------------------------------------
                                                                                    1,684,473                1,406,518
--------------------------------------------------------------------------------------------------------------------------
    MEDIA--1.7%, 1.5% 1.7%, 1.4%
    AND 1.1%

    ADVERTISING--0.3%, 0.3%,
      0.3%, 0.2% AND 0.2%
                                  Omnicom Group, Inc.                    3,500        319,550     3,500        319,550
                                  ----------------------------------------------------------------------------------------

    BROADCASTING &
      ENTERTAINMENT--0.6%,
      0.5%, 0.6%, 0.5% AND 0.4%
                                  Clear Channel Communications, Inc.*        1             65         1             65
                                  Viacom, Inc. "B"*                     10,770        594,504     9,430        520,536
                                  ----------------------------------------------------------------------------------------
                                                                                      594,569                  520,601

    CABLE TELEVISION--0.5%,
      0.5%, 0.5%, 0.5% AND 0.3%
                                  AT&T Corp.--Liberty Media
                                    Group "A"*                          33,000        557,700    32,000        540,800
                                  ----------------------------------------------------------------------------------------

    PRINT MEDIA--0.3%, 0.2%,
      0.3%, 0.2% AND 0.2%
                                  Tribune Co.                            8,000        322,480     6,000        241,860
                                  ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--0.9%,
    0.8% 0.9%, 0.7% AND 0.6%

    INVESTMENT--0.5%, 0.4%,
      0.5%, 0.4% AND 0.3%
                                  Merrill Lynch & Co., Inc.              6,500        471,250     5,200        377,000
                                  ----------------------------------------------------------------------------------------


 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

         SERIES V                   SERIES VI                 SERIES VII
     NUMBER OF                NUMBER OF                NUMBER OF
      SHARES       VALUE       SHARES       VALUE       SHARES      VALUE

       9,000     $  484,380     4,000     $  215,280     2,500     $134,550
      13,000        714,870     6,500        357,435     3,250      178,718
      11,000        512,600     6,000        279,600     3,000      139,800
      15,800        813,858     7,700        396,627     5,000      257,550
-------------------------------------------------------------------------------
                  2,525,708                1,248,942                710,618

      12,000        466,560     6,000        233,280     4,500      174,960
      13,500      1,147,770     5,875        499,493     3,450      293,319
       7,000        778,050     3,500        389,025     1,600      177,840
      11,000        676,500     5,000        307,500     3,000      184,500
      10,500        694,050     4,500        297,450     2,350      155,335
      12,900        619,458     6,400        307,328     3,000      144,060
-------------------------------------------------------------------------------
                  4,382,388                2,034,076               1,130,014

      16,000        753,600     7,650        360,315     3,500      164,850
       5,000        315,100     2,800        176,456     1,300       81,926
      11,432        657,111     4,713        270,903     2,609      149,965
-------------------------------------------------------------------------------
                  1,725,811                  807,674                396,741

      24,000      1,343,280    10,000        559,700     5,766      322,723
       3,500        378,525     1,800        194,670     1,000      108,150
-------------------------------------------------------------------------------
                  1,721,805                  754,370                430,873
-------------------------------------------------------------------------------

       4,000        365,200     1,500        136,950     1,000       91,300
-------------------------------------------------------------------------------

           1             65         1             65         1           65
      11,421        630,439     5,331        294,271     2,974      164,165
-------------------------------------------------------------------------------
                    630,504                  294,336                164,230

      34,000        574,600    17,500        295,750     9,000      152,100
-------------------------------------------------------------------------------

       7,000        282,170     2,400         96,744     2,000       80,620
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       6,500        471,250     3,500        253,750     1,900      137,750
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                            SERIES III                 SERIES IV
                                                                      NUMBER OF                NUMBER OF
                                                                       SHARES       VALUE       SHARES       VALUE

    MISCELLANEOUS COMMERCIAL
      SERVICES--0.4%, 0.4%,
      0.4%, 0.3% AND 0.3%
                                  United Parcel Service, Class B         7,000    $  433,300      7,000    $  433,300
                                  ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    DURABLES--1.2%, 1.1% 1.3%,
    1.0% AND 0.7%

    AEROSPACE
                                  United Technologies Corp.             17,000     1,274,660     15,000     1,124,700
                                  ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--3.1%, 2.8%
    3.2%, 2.8% AND 2.2%

    DIVERSIFIED
      MANUFACTURING--2.7%, 2.4%,
      2.9%, 2.5% AND 1.8%
                                  General Electric Co.                  42,400     1,950,400     36,400     1,674,400
                                  Tyco International Ltd.               14,170       872,872     13,020       802,032
                                  ---------------------------------------------------------------------------------------
                                                                                   2,823,272                2,476,432

    MACHINERY/ COMPONENTS--0.4%,
      0.4%, 0.3%, 0.3% AND 0.4%
                                  Illinois Tool Works, Inc.              5,700       373,350      5,700       373,350
                                  ---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--11.8%, 10.5%
    11.9%, 10.1% AND 7.4%

    COMPUTER SOFTWARE--1.8%,
      1.6%, 1.8%, 1.6% AND 1.2%
                                  Intuit, Inc.*                          8,700       343,650      8,700       343,650
                                  Microsoft Corp.*                      19,500     1,190,719     17,800     1,086,913
                                  Oracle Corp.*                          9,700       282,513      7,200       209,700
                                  ---------------------------------------------------------------------------------------
                                                                                   1,816,882                1,640,263

    DIVERSE ELECTRONIC
      PRODUCTS--2.3%, 2.2%,
      2.4%, 1.8% AND 1.6%
                                  Applied Materials, Inc.*               7,000       352,188      6,000       301,875
                                  Dell Computer Corp.*                  12,000       313,500     12,000       313,500
                                  General Motors Corp. "H"*             21,000       587,580     16,000       447,680
                                  Motorola, Inc.                        24,000       547,440     24,000       547,440
                                  Solectron Corp.*                      15,200       605,720     14,900       593,765
                                  ---------------------------------------------------------------------------------------
                                                                                   2,406,428                2,204,260

    EDP PERIPHERALS--0.7%, 0.6%,
      0.7%, 0.5% AND 0.5%
                                  EMC Corp.*                             8,400       638,316      6,000       455,940
                                  VERITAS Software Corp.*                1,200       113,850      1,200       113,850
                                  ---------------------------------------------------------------------------------------
                                                                                     752,166                  569,790

    ELECTRONIC COMPONENTS--1.2%,
      1.3%, 1.4%, 1.1% AND 1.0%
                                  Applied Micro Circuits Corp.*          4,000       294,000      4,500       330,750
                                  Celestica, Inc.*                       3,500       231,175      3,500       231,175
                                  Cisco Systems, Inc.*                  20,000       748,750     19,000       711,312
                                  ---------------------------------------------------------------------------------------
                                                                                   1,273,925                1,273,237


 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

         SERIES V                   SERIES VI                 SERIES VII
     NUMBER OF                NUMBER OF                NUMBER OF
      SHARES       VALUE       SHARES       VALUE       SHARES      VALUE

        7,000    $  433,300      3,000    $  185,700      2,000    $123,800
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       19,000     1,424,620      8,000       599,840      4,500     337,410
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       49,800     2,290,800     23,000     1,058,000     12,000     552,000
       14,000       862,400      7,000       431,200      4,300     264,880
-------------------------------------------------------------------------------
                  3,153,200                1,489,200                816,880

        5,700       373,350      3,100       203,050      2,500     163,750
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       10,000       395,000      4,400       173,800      2,000      79,000
       20,000     1,221,250     10,300       628,944      6,000     366,375
       10,000       291,250      5,300       154,363      3,300      96,113
-------------------------------------------------------------------------------
                  1,907,500                  957,107                541,488

        7,000       352,188      4,000       201,250      2,000     100,625
       13,000       339,625      6,000       156,750      4,000     104,500
       21,000       587,580     11,000       307,780      6,000     167,880
       26,000       593,060     12,000       273,720      7,000     159,670
       15,900       633,615      7,900       314,815      5,300     211,205
-------------------------------------------------------------------------------
                  2,506,068                1,254,315                743,880

        7,200       547,128      3,600       273,564      2,400     182,376
        1,200       113,850        500        47,438        470      37,950
-------------------------------------------------------------------------------
                    660,978                  321,002                220,326

        4,500       330,750      2,000       147,000      1,500     110,250
        3,500       231,175      2,000       132,100      1,500      99,075
       25,000       935,938     10,500       393,094      6,700     250,831
-------------------------------------------------------------------------------
                  1,497,863                  672,194                460,156


    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                          SERIES III                   SERIES IV
                                                                   NUMBER OF                  NUMBER OF
                                                                    SHARES        VALUE        SHARES        VALUE

    ELECTRONIC DATA
      PROCESSING--2.0%, 1.7%,
      2.0%, 1.8% AND 1.3%
                                  Hewlett-Packard Co.               11,000     $    404,140    10,000     $    367,400
                                  International Business Machines
                                    Corp.                            8,400          940,800     6,650          744,800
                                  Radioshack Corp.                   5,500          302,720     4,000          220,160
                                  Sun Microsystems, Inc.*           13,800          421,763    13,800          421,763
                                  ----------------------------------------------------------------------------------------
                                                                                  2,069,423                  1,754,123

    MILITARY ELECTRONICS--0.4%,
      0.4%, 0.3%, 0.2% AND 0.0%
                                  General Dynamics Corp.             5,000          354,900     5,000          354,900
                                  ----------------------------------------------------------------------------------------

    SEMICONDUCTORS--3.4%, 2.7%,
      3.3%, 3.1% AND 1.8%
                                  Intel Corp.                       28,600        1,058,200    27,700        1,024,900
                                  Linear Technology Corp.           20,000        1,252,500    10,000          626,250
                                  Texas Instruments, Inc.           15,300          670,140    14,800          648,240
                                  Xilinx, Inc.*                      9,850          531,900     8,850          477,900
                                  ----------------------------------------------------------------------------------------
                                                                                  3,512,740                  2,777,290
--------------------------------------------------------------------------------------------------------------------------
    ENERGY--3.7%, 3.0% 3.7%,
    3.1% AND 2.2%

    OIL & GAS PRODUCTION--0.5%,
      0.5%, 0.6%, 0.4% AND 0.3%
                                  Nabors Industries, Inc.*           8,800          519,288     8,800          519,288
                                  ----------------------------------------------------------------------------------------

    OIL COMPANIES--2.0%, 1.5%,
      1.9%, 1.7% AND 1.2%
                                  Exxon Mobil Corp.                 14,712        1,238,015    11,128          936,421
                                  Royal Dutch Petroleum Co. (New
                                    York Shares)                    13,000          784,550    11,000          663,850
                                  ----------------------------------------------------------------------------------------
                                                                                  2,022,565                  1,600,271

    OILFIELD SERVICES--1.2%,
      1.0%, 1.2%, 1.0% AND 0.7%
                                  BJ Services Co.                    4,000          313,120     4,000          313,120
                                  Schlumberger Ltd.                 12,000          921,600     8,500          652,800
                                  ----------------------------------------------------------------------------------------
                                                                                  1,234,720                    965,920
--------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--0.6%, 0.6%,
    0.6%, 0.6% AND 0.4%

    RAILROADS
                                  Union Pacific Corp.               11,000          582,777    11,000          582,780
                                  ----------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCK
                                  (Cost $44,149,692, $38,797,406,
                                  $44,627,704, $21,429,161 and $12,885,027)      53,110,683                 46,834,070
                                  ----------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO--100%
                                  (Cost $92,647,353, $91,519,520,
                                  $91,065,828, $53,025,755 and
                                  $42,491,931)(a)                              $103,130,349               $101,410,178
                                  ----------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

          SERIES V                     SERIES VI                  SERIES VII
     NUMBER OF                  NUMBER OF                 NUMBER OF
      SHARES        VALUE        SHARES        VALUE       SHARES        VALUE

      12,000     $    440,880     5,000     $   183,700     3,500     $   128,590
       9,000        1,008,000     4,200         470,400     2,200         246,400
       5,000          275,200     3,200         176,128     1,600          88,064
      13,800          421,763     6,800         207,825     5,200         158,925
-------------------------------------------------------------------------------------
                    2,145,843                 1,038,053                   621,979

       5,000          354,900     2,000         141,960        --              --
-------------------------------------------------------------------------------------

      30,000        1,110,000    13,500         499,500     8,500         314,500
      17,000        1,064,625     8,000         501,000     2,000         125,250
      15,600          683,280     7,600         332,880     4,900         214,620
      11,350          612,900     6,250         337,500     2,850         153,900
-------------------------------------------------------------------------------------
                    3,470,805                 1,670,880                   808,270
-------------------------------------------------------------------------------------

      10,100          596,000     4,500         265,545     2,000         118,020
-------------------------------------------------------------------------------------

      14,741        1,240,455     7,356         619,006     4,064         341,986
      13,500          814,725     6,500         392,275     3,500         211,225
-------------------------------------------------------------------------------------
                    2,055,180                 1,011,281                   553,211

       5,000          391,400     2,000         156,560     1,500         117,420
      12,000          921,600     5,600         430,080     2,700         207,360
-------------------------------------------------------------------------------------
                    1,313,000                   586,640                   324,780
-------------------------------------------------------------------------------------

      11,000          582,780     6,200         328,476     3,450         182,781
-------------------------------------------------------------------------------------
                   54,919,373                25,845,606                14,582,810
-------------------------------------------------------------------------------------
                 $106,240,955               $60,169,896               $45,682,218
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

   * Non-income producing security.

  ** Repurchase agreements are fully collateralized by U.S. Treasury or Government Securities.

 *** Annualized yield at time of purchase, not a coupon rate.

**** Bond equivalent yield to maturity; not a coupon rate.

(a) Based on the cost of investments for federal income tax purposes at January 31, 2001, the unrealized appreciation and depreciation on investments is as follows:

                                                      SERIES III     SERIES IV      SERIES V     SERIES VI     SERIES VII
                                                      ----------     ---------      --------     ---------     ----------
Cost of investments for federal income tax purposes   $92,691,701    91,561,867    91,136,453    53,060,517    42,513,544
-------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                          11,848,803    10,992,950    16,403,021     7,947,576     3,741,752
-------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                           1,410,155     1,144,639     1,298,519       838,197       573,078
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                            10,438,648     9,848,311    15,104,502     7,109,379     3,168,674
-------------------------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of January 31, 2001
(UNAUDITED)

                                                                          SERIES
                                            ------------------------------------------------------------------
                                                III            IV             V            VI          VII
ASSETS
Investments at value,
(Cost: $92,647,353, 91,519,520,
91,065,828, $53,025,755 and $42,491,931)    $103,130,349   101,410,178   106,240,955   60,169,896   45,682,218
--------------------------------------------------------------------------------------------------------------
Cash                                               2,875            75            --           --          226
--------------------------------------------------------------------------------------------------------------
Receivable for investments sold                1,118,538       991,888     1,118,538      541,062      295,106
--------------------------------------------------------------------------------------------------------------
Dividends receivable                              27,103        25,081        27,207       13,179        7,797
--------------------------------------------------------------------------------------------------------------
Interest receivable                                   --            69            --           31           28
--------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                       --            --            --           --           75
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 104,278,865   102,427,291   107,386,700   60,724,168   45,985,450
--------------------------------------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                 --            --        44,175          149           --
--------------------------------------------------------------------------------------------------------------
Payable for investments purchased                861,255       832,674       872,687      405,009      261,452
--------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                 177,230        56,051        67,343       25,806        2,751
--------------------------------------------------------------------------------------------------------------
Accrued management fee                            46,628        45,747        46,312       27,073       19,926
--------------------------------------------------------------------------------------------------------------
Accrued reorganization costs                      22,653        24,856        25,958       15,516       12,033
--------------------------------------------------------------------------------------------------------------
Accrued Trustees' fees and expenses               28,438        29,315        26,994       15,658        9,029
--------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables               73,291        96,869        96,587       78,844       93,304
--------------------------------------------------------------------------------------------------------------
Total liabilities                              1,209,495     1,085,512     1,180,056      568,055      398,495
--------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                        $103,069,370   101,341,779   106,206,644   60,156,113   45,586,955
--------------------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)  $    287,838       268,247       407,852      205,500      110,495
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
on investments                                10,482,996     9,890,658    15,175,127    7,144,141    3,190,287
--------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)           1,513,020     1,487,742     1,890,869      954,240      259,898
--------------------------------------------------------------------------------------------------------------
Paid-in capital                               90,785,516    89,695,132    88,732,796   51,852,232   42,026,275
--------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                        $103,069,370   101,341,779   106,206,644   60,156,113   45,586,955
--------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
Shares outstanding                            10,799,824    10,234,400    11,495,363    5,613,247    4,057,036
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  (Net assets / outstanding shares of
  beneficial interest, $.01 par value,
  unlimited number of shares authorized)    $       9.54          9.90          9.24        10.72        11.24
--------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended January 31, 2001
(UNAUDITED)

                                                                            SERIES
                                                --------------------------------------------------------------
                                                    III           IV           V            VI          VII
INVESTMENT INCOME
Dividends (a)                                   $   238,424      215,707      251,096      115,760      68,567
--------------------------------------------------------------------------------------------------------------
Interest                                          1,923,177    1,757,845    1,841,745    1,068,963     870,932
--------------------------------------------------------------------------------------------------------------
Total income                                      2,161,601    1,973,552    2,092,841    1,184,723     939,499
--------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                      271,140      264,461      275,693      154,212     115,152
--------------------------------------------------------------------------------------------------------------
Services to shareholders                             71,533       69,166       72,016       47,995      36,178
--------------------------------------------------------------------------------------------------------------
Custodian fees                                        1,174        4,326        1,311        3,490       4,031
--------------------------------------------------------------------------------------------------------------
Administrative services fees                        135,570      132,230      130,224       77,106      57,901
--------------------------------------------------------------------------------------------------------------
Auditing                                              4,384       14,864       14,956        7,563       5,996
--------------------------------------------------------------------------------------------------------------
Legal                                                    96        2,024        1,472        1,081         429
--------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                          18,443       12,908       12,881        7,128       6,777
--------------------------------------------------------------------------------------------------------------
Reports to shareholders                               6,450       12,935        2,967        2,421       2,724
--------------------------------------------------------------------------------------------------------------
Registration fees                                     5,003        1,255        7,033        3,500       6,500
--------------------------------------------------------------------------------------------------------------
Reorganization costs                                 24,752       27,169       28,378       16,923      13,103
--------------------------------------------------------------------------------------------------------------
Other                                                 3,934        1,556        1,001        3,100       1,678
--------------------------------------------------------------------------------------------------------------
Total expenses, before expense reductions           542,479      542,894      547,932      324,519     250,469
--------------------------------------------------------------------------------------------------------------
Expense reductions                                  (23,768)     (17,181)     (18,363)      (8,591)     (4,012)
--------------------------------------------------------------------------------------------------------------
Total expenses, after expense reductions            518,711      525,713      529,569      315,928     246,457
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                      1,642,890    1,447,839    1,563,272      868,795     693,042
--------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                       2,343,543    1,737,499    2,658,043    1,327,657     343,565
--------------------------------------------------------------------------------------------------------------
Foreign currency related transactions                    --           --           --           --           3
--------------------------------------------------------------------------------------------------------------
                                                  2,343,543    1,737,499    2,658,043    1,327,657     343,568
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
during the period on investments                 (6,222,042)  (3,703,007)  (4,814,529)  (1,425,276)    671,102
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions       (3,878,499)  (1,965,508)  (2,156,486)     (97,619)  1,014,670
--------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $(2,235,609)    (517,669)    (593,214)     771,176   1,707,712
--------------------------------------------------------------------------------------------------------------

(a) Net of foreign taxes withheld of $2,584, $2,494, $2,731, $866 and $585, respectively.

 24 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SERIES III                   SERIES IV
                                                         SIX MONTHS                  SIX MONTHS
                                                           ENDED                        ENDED
                                                        JANUARY 31,                  JANUARY 31,
                                                            2001       YEAR ENDED       2001       YEAR ENDED
                                                                        JULY 31,                    JULY 31,
                                                        (UNAUDITED)       2000       (UNAUDITED)      2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                            $  1,642,890     3,406,986     1,447,839     2,993,661
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions        2,343,543     7,901,237     1,737,499     7,903,388
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period                 (6,222,042)      215,986    (3,703,007)     (487,524)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                (2,235,609)   11,524,209      (517,669)   10,409,525
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                     (3,625,578)   (3,144,693)   (2,892,505)   (3,214,001)
--------------------------------------------------------------------------------------------------------------
Net realized gains                                        (8,700,813)   (3,354,526)   (7,277,916)   (4,045,163)
--------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         --            --            --            --
--------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                             12,125,763     6,499,219    10,040,256     7,259,164
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                   (6,788,449)  (15,859,176)   (6,724,946)  (22,635,487)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                               5,337,314    (9,359,957)    3,315,310   (15,376,323)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         (9,224,686)   (4,334,967)   (7,372,780)  (12,225,962)
--------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                        112,294,056   116,629,023   108,714,559   120,940,521
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                             $103,069,370   112,294,056   101,341,779   108,714,559
--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                     $    287,838     2,270,526       268,247     1,712,913
--------------------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                 10,126,525    10,978,309     9,810,218    11,207,722
--------------------------------------------------------------------------------------------------------------
Shares sold                                                       --            --            --            --
--------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                              1,310,707       638,991     1,044,953       687,891
--------------------------------------------------------------------------------------------------------------
Shares redeemed                                             (637,408)   (1,490,775)     (620,771)   (2,085,395)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                       673,299      (851,784)      424,182    (1,397,504)
--------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                       10,799,824    10,126,525    10,234,400     9,810,218
--------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

           SERIES V                      SERIES VI                  SERIES VII
     SIX MONTHS                  SIX MONTHS                  SIX MONTHS
       ENDED                       ENDED                       ENDED
    JANUARY 31,                  JANUARY 31,                 JANUARY 31,
        2001       YEAR ENDED       2001       YEAR ENDED       2001       YEAR ENDED
                    JULY 31,                    JULY 31,                    JULY 31,
    (UNAUDITED)       2000       (UNAUDITED)      2000       (UNAUDITED)      2000
    $  1,563,272     3,265,001      868,795      1,800,604      693,042      1,462,163
--------------------------------------------------------------------------------------
       2,658,043     8,115,837    1,327,657      3,656,375      343,568      1,491,724
--------------------------------------------------------------------------------------
      (4,814,529)       (4,857)  (1,425,276)       611,314      671,102      1,192,573
--------------------------------------------------------------------------------------
        (593,214)   11,375,981      771,176      6,068,293    1,707,712      4,146,460
--------------------------------------------------------------------------------------
      (3,598,314)   (2,830,545)  (1,644,056)    (1,387,066)  (1,455,690)    (1,323,612)
--------------------------------------------------------------------------------------
      (8,828,479)   (4,301,894)  (4,007,388)    (1,953,023)  (1,570,612)            --
--------------------------------------------------------------------------------------
              --            --           --             --           --      6,029,655
--------------------------------------------------------------------------------------
      12,426,734     7,124,818    5,541,368      3,337,031    3,026,302      1,292,763
--------------------------------------------------------------------------------------
      (7,282,363)  (18,900,593)  (3,162,237)   (10,890,684)  (2,735,591)   (11,121,804)
--------------------------------------------------------------------------------------
       5,144,371   (11,775,775)   2,379,131     (7,553,653)     290,711     (3,799,386)
--------------------------------------------------------------------------------------
      (7,875,636)   (7,532,233)  (2,501,137)    (4,825,449)  (1,027,879)      (976,538)
--------------------------------------------------------------------------------------
     114,082,280   121,614,513   62,657,250     67,482,699   46,614,834     47,591,372
--------------------------------------------------------------------------------------
    $106,206,644   114,082,280   60,156,113     62,657,250   45,586,955     46,614,834
--------------------------------------------------------------------------------------
    $    407,852     2,442,894      205,500        980,761      110,495        873,143
--------------------------------------------------------------------------------------
      10,815,657    11,944,843    5,356,545      6,015,686    4,017,529      4,347,361
--------------------------------------------------------------------------------------
              --            --           --             --           --        551,784
--------------------------------------------------------------------------------------
       1,385,168       724,713      530,115        301,160      274,643        117,736
--------------------------------------------------------------------------------------
        (705,462)   (1,853,899)    (273,413)      (960,301)    (235,136)      (999,352)
--------------------------------------------------------------------------------------
         679,706    (1,129,186)     256,702       (659,141)      39,507       (329,832)
--------------------------------------------------------------------------------------
      11,495,363    10,815,657    5,613,247      5,356,545    4,057,036      4,017,529
--------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                             SERIES III
                                                SIX MONTHS
                                                 ENDED                                   MONTH       YEAR ENDED
                                                JANUARY 31,     YEAR ENDED JULY 31,      ENDED        JUNE 30,
                                                  2000        ------------------------   JULY 31,   -------------
                                                (UNAUDITED)    2000     1999     1998     1997      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $11.09       10.62    10.52    11.33    10.75     10.95   10.75
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         .16(b)      .32(b)   .32(b)   .39      .04       .42     .43
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                             (.43)        .77      .82      .27      .54      1.22     .78
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (.27)       1.09     1.14      .66      .58      1.64    1.21
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.38)       (.30)    (.37)    (.40)      --      (.43)   (.44)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions       (.90)       (.32)    (.67)   (1.07)      --     (1.41)   (.57)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.28)       (.62)   (1.04)   (1.47)      --     (1.84)  (1.01)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.54       11.09    10.62    10.52    11.33     10.75   10.95
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                (2.12)**    10.49    11.47     6.68     5.40**   16.38   11.72
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)            103         112      117      118      127       122     121
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      .97*(d)     .94     1.04      .95      .83*      .95     .96
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       .94*(d)     .93     1.04      .95      .83*      .95     .96
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           3.02*       2.95     3.06     3.36     3.63*     3.61    3.67
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           51*         40       44       67       79*       74      59
---------------------------------------------------------------------------------------------------------------------

                                                                               SERIES IV
                                                 SIX MONTHS
                                                  ENDED                                   MONTH       YEAR ENDED
                                                 JANUARY 31,     YEAR ENDED JULY 31,      ENDED        JUNE 30,
                                                   2000        ------------------------   JULY 31,   -------------
                                                 (UNAUDITED)    2000     1999     1998     1997      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $11.08       10.79    10.68    11.28    10.69     10.70   10.07
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .15(b)      .28(b)   .29(b)   .35      .03       .39     .40
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.24)        .71      .77      .38      .56      1.17     .64
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.09)        .99     1.06      .73      .59      1.56    1.04
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.31)       (.31)    (.33)    (.37)      --      (.38)   (.41)
----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.78)       (.39)    (.62)    (.96)      --     (1.19)     --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.09)       (.70)    (.95)   (1.33)      --     (1.57)   (.41)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.90       11.08    10.79    10.68    11.28     10.69   10.70
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                  (.50)**     9.41    10.35     7.27     5.52**   15.73   10.47
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)             101         109      121      124      136       131     139
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        99*(d)     .98     1.03      .98      .88*      .96     .95
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        .97*(d)     .97     1.03      .98      .88*      .96     .95
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.73*       2.61     2.71     2.98     3.22*     3.35    3.46
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            44*         82       36       59       66*       66      52
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              SERIES V
                                                 SIX MONTHS
                                                  ENDED
                                                 JANUARY                                MONTH       YEAR ENDED
                                                   31,          YEAR ENDED JULY 31,     ENDED        JUNE 30,
                                                   2001       -----------------------   JULY 31,   -------------
                                                 (UNAUDITED)  2000     1999     1998     1997      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $10.55     10.18    10.17    10.86    10.22     10.20    9.53
--------------------------------------------------------------------------------------------------------------------
Income from investments operations:
Net investment income (loss)                        .14(b)      .28(b)   .29(b)   .35      .03       .39     .39
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments transactions                             (.24)      .72      .76      .39      .61      1.22     .64
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.10)     1.00     1.05      .74      .64      1.61    1.03
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.35)     (.25)    (.33)    (.38)      --      (.39)   (.36)
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.86)     (.38)    (.71)   (1.05)      --     (1.20)     --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)     (.63)   (1.04)   (1.43)      --     (1.59)   (.36)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.24     10.55    10.18    10.17    10.86     10.22   10.20
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                  (.59)**  10.07    10.81     7.76     6.26**   17.14   10.95
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)             106       114      122      126      137       131     130
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       .95*(d)   .98     1.03      .99      .94*      .96     .96
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        .94*(d)   .98     1.03      .99      .94*      .96     .96
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.81*     2.75     2.87     3.16     3.34*     3.59    3.64
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            48        40       40       66       76*       79      58
--------------------------------------------------------------------------------------------------------------------

                                                                              SERIES VI
                                                 SIX MONTHS
                                                  ENDED
                                                 JANUARY                                 MONTH       YEAR ENDED
                                                   31,          YEAR ENDED JULY 31,      ENDED        JUNE 30,
                                                   2001       ------------------------   JULY 31,   -------------
                                                 (UNAUDITED)   2000     1999     1998     1997      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $11.70      11.22    11.25    11.57    10.86      9.83    9.26
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .16(b)     .32(b)   .33(b)   .38      .03       .33     .24
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.04)       .76      .64      .50      .68      1.26     .57
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .12       1.08      .97      .88      .71      1.59     .81
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.32)      (.25)    (.46)    (.39)      --      (.28)   (.13)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.78)      (.35)    (.54)    (.81)      --      (.28)   (.11)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.10)      (.60)   (1.00)   (1.20)      --      (.56)   (.24)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.72      11.70    11.22    11.25    11.57     10.86    9.83
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                  1.27**     9.80     8.81     8.32     6.54**   16.64    8.79
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)              60         63       67       70       73        69      50
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.01*(d)   1.06     1.02     1.01     1.00*     1.02    1.27
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.00*(d)   1.05     1.02     1.01     1.00*     1.02    1.27
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.81*      2.77     2.90     3.18     3.43*     3.43    3.47
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            39*        32       33       54       65*       74      34
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          SERIES VII
                                                 SIX MONTHS
                                                  ENDED                                MONTH      MAY 1(A)
                                                 JANUARY 31,    YEAR ENDED JULY 31,    ENDED        TO
                                                   2001        ---------------------   JULY 31,   JUNE 30,
                                                 (UNAUDITED)   2000    1999    1998     1997       1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $11.60      10.95   10.62    9.78     9.23       9.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .17(b)     .33(b)  .32(b)  .21      .01        .02
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               .26        .61     .24     .73      .54        .21
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      .43        .94     .56     .94      .55        .23
--------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.38)      (.29)   (.21)   (.10)      --         --
--------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        (.41)        --    (.02)     --       --         --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (.79)      (.29)   (.23)   (.10)      --         --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.24      11.60   10.95   10.62     9.78       9.23
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                                   3.82**     8.73    5.25    9.68     5.96**     2.56**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)              46         47      48      26        5          2
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.04*(d)   1.04    1.18    1.21      .95*      1.17*
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.02*(d)   1.08    1.18    1.21      .95*      1.17
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            2.99*      2.99    2.86    2.79     3.45*      3.16*
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            32*        43      26      43        6*        12*
--------------------------------------------------------------------------------------------------------------

NOTES:

 * Annualized

** Not annualized

(a) Commencement of operations.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were as follows, respectively:

    --------------------------------------------------------------------------------
    Series III                                                      .94%        .93%
    --------------------------------------------------------------------------------
    Series IV                                                       .95         .94
    --------------------------------------------------------------------------------
    Series V                                                        .92         .92
    --------------------------------------------------------------------------------
    Series VI                                                       .97         .97
    --------------------------------------------------------------------------------
    Series VII                                                     1.00         .99
    --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Retirement Fund Series III, IV, V, VI and
                             VII (the "Funds") are diversified series of Kemper
                             Target Equity Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

                                          FUND       MATURITY DATE
                                          ----       -------------
                                       Series III  February 15, 2002
                                       Series IV   February 15, 2003
                                       Series V    November 15, 2004
                                       Series VI   May 15, 2006
                                       Series VII  May 15, 2008

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor") formerly Scudder Kemper Investments, Inc., the Funds' investment manager. Fund shares were sold during limited offering periods, which ended during the years 1991 through 1999, and are redeemable on a continuous basis. Series VII's offering period closed on November 30, 1999.

                             The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from

NOTES TO FINANCIAL STATEMENTS

                             investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the six months ended January 31, 2001,
                             investment transactions (excluding short-term instruments) are as follows:

                                                             SERIES III    SERIES IV     SERIES V    SERIES VI    SERIES VII
                                                             -----------   ----------   ----------   ----------   ----------
                                       Purchases             $26,801,554   22,770,844   25,835,645   12,070,129    7,457,122
                                       Proceeds from sales   $30,785,792   27,438,646   31,469,515   14,509,947   10,661,531

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Funds have a management
                             agreement with ZSI and pay a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Funds incurred a management fee of $1,080,658 for the six months ended January 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. ("KDI"). For providing information and administrative services to shareholders, the Funds pay KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Funds to KDI for the six months ended January 31, 2001 are $533,031, of which $156,441 is unpaid at January 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Funds. Under the agreement, KSvC received shareholder services fees of $291,183 for the six months ended January 31, 2001, of which $150,485 is unpaid at January 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or trustees of ZSI. For the six months ended January 31, 2001, the Funds made no payments to its officers and incurred trustees' fees of $22,573 to independent trustees. In addition, a one-time fee was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 6. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear a portion of such costs.

                                                                                    TRUSTEE        TRUSTEE SEVERANCE
                                                          FUND                     SEVERANCE        ABSORBED BY ZSI
                                                          ----                     ---------       ------------------
                                       Series III                                   $7,830               $3,915
                                       Series IV                                     7,756                3,878
                                       Series V                                      7,878                3,939
                                       Series VI                                     6,366                3,183
                                       Series VII                                    5,734                2,867

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET         The Funds have entered into arrangements with their
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the six months ended January 31, 2001, the Funds' custodian and transfer agent fees were reduced by $719 and $9,227, respectively, under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Funds and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The
                             Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of each Fund. ZSI has agreed to bear a portion of such costs.

                                                                          REORGANIZATION        REORGANIZATION COSTS
                                                     FUND                     COSTS               ABSORBED BY ZSI
                                       ------------------------------------------------------------------------------
                                       Series III                            $24,752                  $17,468
                                       Series IV                              27,169                   10,889
                                       Series V                               28,378                   11,869
                                       Series VI                              16,923                    3,962
                                       Series VII                             13,103                       --

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILLIP J. COLLORA                MAUREEN E. KANE
Chairperson, Trustee              Vice President and                Secretary
and Vice President                Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Secretary
Trustee                           Treasurer
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              IRENE CHENG                       Assistant Treasurer
Trustee                           Vice President
FREDERICK T. KELSEY               TRACY MCCORMICK
Trustee                           Vice President
FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President
JOHN G. WEITHERS                  WILLIAM F. TRUSCOTT
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund prospectus.
KRF - 3 (3/21/01) 8866
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)